Exhibit 23.1
Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)Registration Statement (Form S-4/A No. 333-234777) of Expedia Group, Inc. and in the related Prospectus,

(2)Registration Statement (Form S-4/A No. 333-231164) of Expedia Group, Inc. and in the related Prospectus,

(3)Registration Statement (Form S-4 No. 333-221623) of Expedia, Inc. and in the related Prospectus

(4)Registration Statement (Form S-4 No. 333-213740) of Expedia, Inc. and in the related Prospectus,

(5)Registration Statement (Form S-4/A No. 333-175828) of Expedia, Inc. and in the related Prospectus,

(6)Registration Statement (Form S-4/A No. 333-208025) of Expedia, Inc. and in the related Prospectus,

(7)Registration Statement (Form S-8 No. 333-178650) pertaining to the Expedia, Inc. 2005 Stock and Annual Incentive Plan, the Expedia, Inc. 401(k) Retirement Savings Plan, and the Expedia, Inc. Deferred Compensation Plan for Non-Employee Directors of Expedia, Inc.,

(8)Registration Statement (Form S-8 No. 333-187111) pertaining to the Expedia, Inc. 2013 Employee Stock Purchase Plan and the Expedia, Inc. 2013 International Employee Stock Purchase Plan,

(9)Registration Statement (Form S-8 No. 333-190254) pertaining to the Expedia, Inc. Second Amended 2005 Stock and Annual Incentive Plan,

(10)Registration Statement (Form S-8 No. 333-205996) pertaining to the Expedia, Inc. Third Amended 2005 Stock and Annual Incentive Plan,

(11)Registration Statement (Form S-8 No. 333-208548) pertaining to the HomeAway, Inc. 2011 Equity Incentive Plan,

(12)Registration Statement (Form S-8 No. 333-213715) pertaining to the Fourth Amended and Restated Expedia, Inc. 2005 Stock and Annual Incentive Plan,

(13)Registration Statement (Form S-8 No. 333-240255) pertaining to the Fifth Amended and Restated Expedia Group, Inc. 2005 Stock and Annual Incentive Plan,

(14)Registration Statement (Form S-3 No. 333-255843) of Expedia Group, Inc. and in the related Prospectus,

(15)Registration Statement (Form S-4 No. 333-255868) of Expedia Group, Inc. and in the related Prospectus,

(16)Registration Statement (Form S-8 No. 333-258541) pertaining to the Amended and Restated Expedia Group, Inc. 2013 Employee Stock Purchase Plan and the Amended and Restated Expedia Group, Inc. 2013 International Employee Stock Purchase Plan,

(17)Registration Statement (Form S-8 No. 333-333-273665) pertaining to the Sixth Amended and Restated Expedia Group, Inc. 2005 Stock and Annual Incentive Plan, and

(18)Registration Statement (Form S-8 No. 333-333-273666) pertaining to the Amended and Restated Expedia Group, Inc. 2013 Employee Stock Purchase Plan and the Amended and Restated Expedia Group, Inc. 2013 International Employee Stock Purchase Plan.

of our reports dated February 8, 2024, with respect to the consolidated financial statements of Expedia Group, Inc. and the effectiveness of internal control over financial reporting of Expedia Group, Inc. included in this Annual Report (Form 10-K) of Expedia Group, Inc. for the year ended December 31, 2023.
/s/ Ernst & Young LLP
Seattle, Washington
February 8, 2024